Alopexx, Inc. S-1

Exhibit 10.5

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

AMENDMENT No. 5 to the EXCLUSIVE PATENT LICENSE AGREEMENT

BWH Case No. [***], [***], [***]

BWH Agreement No. [***]

This Amendment No. 5 to the Exclusive Patent License Agreement (“Amendment No. 5”) is effective as of February 2, 2022 (“Amendment No. 5 Effective Date”), by and between The Brigham and Women’s Hospital, Inc., a not-for-profit Massachusetts corporation, with a principal place of business at 75 Francis Street, Boston, Massachusetts 02115 (“Hospital”) and Alopexx, Inc., a Delaware corporation, having a principal place of business at [***] (“Company”), each herein referred to as a “Party” and collectively as the “Parties”. Capitalized terms that are not defined herein shall have the meaning ascribed to them in the License Agreement (as defined below).

BACKGROUND

WHEREAS, Hospital and Company are Parties to an Exclusive Patent License Agreement which has an Effective Date of December 4, 2007, and amended on December 2, 2009, February 2,

2010, March 6, 2015, and April 29, 2019 (collectively the “License Agreement”; BWH Agreement No. [***]);

WHEREAS, Alopexx Vaccine assigned all of its rights, title and interest in the License Agreement to OneBiopharma, Inc. on May 1, 2019 (“Assignment and Assumption Agreement”; BWH Agreement No [***]);

WHEREAS, OneBiopharma, Inc. has changed its name to Alopexx, Inc.; and

WHEREAS, Hospital and Company desire to [***];

NOW THEREFORE, in consideration of the promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Hospital and Company hereby agree as follows:

AMENDMENT

1.	The License Agreement is hereby amended by replacing all instances of “Alopexx Vaccine, LLC” or “OneBiopharma, Inc.” with “Alopexx, Inc.”. As of the Amendment No. 5 Effective Date, “COMPANY” in the License Agreement shall mean “Alopexx, Inc”.

2.	In order to remain in compliance with the License Agreement, Company shall [***]

3.	The Diligence Requirements in [***] License Agreement (Pre-Sales Requirements) are hereby deleted in their entirety and replaced with the following:

“Pre-Sale Requirements.

i.	Within [***] after the EFFECTIVE DATE, and [***] thereafter as set forth in Section 5.1. COMPANY shall [***];
ii.	Within [***] after the EFFECTIVE DATE, COMPANY will show [***] towards [***]. Acceptable documentation will be signed contract and evidence of payments;

iii.	Within [***]after the EFFECTIVE DATE, COMPANY will [***];

iv.	Within [***]after the EFFECTIVE DATE, COMPANY will [***];

v.	Within [***]after the EFFECTIVE DATE, COMPANY will [***];

vi.	Within [***] after the EFFECTIVE DATE, COMPANY will [***].”
4.	The License Agreement is hereby amended by deleting section 4.6 (d) and inserting the following language in its place:

“(d) [***]”

5.	The License Agreement is hereby amended by deleting 4.7 (a)(ii) and inserting the following language in its place:

“(ii) [***]”

6.	Except as herein provided, the License Agreement and all of its terms, covenants and conditions are hereby ratified and confirmed in all respects and remain in full force and effect. The License Agreement shall, together with this Amendment No. 5, be read and construed as a single agreement.

7.	This Amendment No. 5 shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

8.	This Amendment No. 5 may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Amendment No. 5 may be executed electronically/digitally in compliance with the Massachusetts Uniform Electronic Transactions Act (MUETA) Mass. Gen. Laws ch. 110G and/or The Electronic Signatures In Global And National Commerce Act (ESIGN) 15 USC ch. 96. Persons signing this Amendment No. 5 agree that, if used, electronic/digital signatures are intended to authenticate this writing and to have the same force and effect as the use of manual signatures.

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to License Agreement to be executed and delivered by their duly authorized representatives as of the Amendment No. 5 Effective Date.

Alopexx, Inc.		Brigham and Women’s Hospital, Inc.

By:	/s/ Daniel R Vlock	By:	/s/ Rebecca Listfield, PhD
Name:	Daniel R Vlock, MD	Name:	Rebecca Listfield, PhD
Title:	CEO	Title:	Managing Director, Licensing
Date:	2 FEB 2022	Date:	February 2, 2022